SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 11, 1999

                           MEDICAL STERILIZATION, INC.
             (Exact name of registrant as specified in its charter)

        NEW YORK                2-85008-NY              11-2621408
    (State or other            (Commission             (IRS employer
    jurisdiction of            file number)         identification no.)
    incorporation or
     organization)

                             225 UNDERHILL BOULEVARD
                             SYOSSET, NEW YORK 11791
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 496-8822

      On January 26, 1999, the Registrant filed with the Securities and Exchange Commission, a Current Report on Form 8-K reporting, among other things, its acquisition of Endoscopy Specialists Incorporated and SSI Surgical Services, Inc. on January 11, 1999. The Registrant stated in such report that it would file financial statements on the companies acquired by amendment, as permitted under Form 8-K, Item 7. The purpose of this amendment is to file such financial statements.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENT OF THE BUSINESSES ACQUIRED

      The Report of Independent Accountants dated April 16, 1999, and the following audited financial statements of Endoscopy Specialists, Inc. and SSI Surgical Services, Inc. are included herein:

      (i)   Report of Independent Accountants;

      (ii)  Combined Balance Sheet at December 31, 1998 and 1997;

      (iii) Combined Statement of Operations for the years ended December 31, 1998 and 1997;

      (iv) Combined Statement of Shareholders' Investment for years ended December 31, 1998 and 1997;

      (v) Combined Statement of Cash Flows for the years ended December 31, 1998 and 1997; and

      (vi)  Notes to the Combined Financial Statements

(b) EXHIBITS

      The following Exhibits are filed herewith:

      27    Financial Data Schedule

      The Report of Independent Accountants dated April 16, 1999, and the audited financial statements of Sterilization Management Group.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunder duly authorized.

                              MEDICAL STERILIZATION, INC.


Date:  June 24, 1999          By: /s/ Scott Bartos
                                  ----------------------------------------
                              Name:  Scott Bartos
                              Title: President and Chief Executive Officer

Endoscopy Specialists
Incorporated, and
SSI Surgical Services
Incorporated

Combined Financial Statements
December 31, 1998 and 1997

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Index to the Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                         Page(s)

Combined Financial Statements:

  Report of Independent Accountants                                         1

  Combined Balance Sheet at December 31, 1998 and 1997                      2

  Combined Statement of Operations for the years ended
      December 31, 1998 and 1997                                            3

  Combined Statement of Shareholders' Investment                            4

  Combined Statement of Cash Flows                                          5

  Notes to the Combined Financial Statements                              6-11

                   [Letterhead of PricewaterhouseCoopers LLP]

                        Report of Independent Accountants

To the Board of Directors
of Teleflex Incorporated

In our opinion, the accompanying combined balance sheets and the related combined statements of operations, of changes in shareholders' investment and of cash flows present fairly, in all material respects, the combined financial position of Endoscopy Specialists Inc. and SSI Surgical Services, Inc., at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Companies' managements. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 16, 1999

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Combined Balance Sheet
December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                     1998          1997
                   Assets

Current assets:
   Cash and cash equivalents                                     $   155,441   $   175,155
   Accounts receivable, net of allowance for doubtful accounts
     of $135,000 and $30,000                                       4,341,663     1,108,095
   Prepaid expenses and other assets                                 418,032        76,812
   Deferred income taxes                                             157,868       151,753
                                                                 -----------   -----------
        Total current assets                                       5,073,004     1,511,815

   Property and equipment, net                                    10,639,888     1,674,477
   Intangibles, net                                                1,655,047     1,781,365
                                                                 -----------   -----------
                                                                 $17,367,939   $ 4,967,657
                                                                 ===========   ===========

     Liabilities and Shareholders' Investment

Current liabilities:
   Accounts payable                                              $ 1,127,957   $   287,782
   Accrued expenses                                                  798,241       323,384
   Current portion of capital lease obligations                      346,600       112,018
                                                                 -----------   -----------
        Total current liabilities                                  2,272,798       723,184

Capital lease obligations                                            401,425       190,692
                                                                 -----------   -----------
        Total liabilities                                          2,674,223       913,876
                                                                 -----------   -----------
Net shareholders' investment                                      14,693,716     4,053,781
                                                                 -----------   -----------
                                                                 $17,367,939   $ 4,967,657
                                                                 ===========   ===========

   The accompanying notes are an integral part of these financial statements.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Combined Statement of Operations
For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                        1998            1997

Net revenues                                        $15,968,436     $ 6,007,302
                                                    -----------     -----------
Costs and expenses:
Cost of sales                                         8,749,273       2,554,937
Selling, general and administrative                   6,098,149       3,299,112
                                                    -----------     -----------
Total costs and expenses                             14,847,422       5,854,049
                                                    -----------     -----------
Income before interest and income taxes               1,121,014         153,253

Interest income (expense)                                41,779          (5,841)
                                                    -----------     -----------
Income before income taxes                            1,162,793         147,412

Income taxes                                            441,861          56,017
                                                    -----------     -----------
Net income                                          $   720,932     $    91,395
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Combined Statement of Shareholders' Investment
For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

Balance at December 31, 1996                                 $ 1,603,091
Net transactions with Teleflex Incorporated                    2,359,295
Net income                                                        91,395
                                                             -----------
Balance at December 31, 1997                                   4,053,781

Net transactions with Teleflex Incorporated                    9,919,003
Net income                                                       720,932
                                                             -----------
Balance at December 31, 1998                                 $14,693,716
                                                             ===========

   The accompanying notes are an integral part of these financial statements.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Combined Statement of Cash Flows
For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                    1998            1997
Cash flows from operating activities:
   Net income                                                   $    720,932    $     91,395
   Adjustments to reconcile net income to net cash provided
     by (used in) operating activities:
      Depreciation and amortization                                1,353,373         495,434
      Deferred income taxes                                           (6,115)       (151,753)
      Changes in operating assets and liabilities:
       Accounts receivables                                       (2,158,658)       (530,195)
       Prepaid expenses and other assets                             (83,282)        (75,457)
       Accounts payable and accrued liabilities                      923,155         565,113
                                                                ------------    ------------
         Net cash provided by operating activities                   749,405         394,537
                                                                ------------    ------------
Cash flows from investing activities:
   Purchase of equipment                                          (4,725,537)     (1,351,786)
   Acquisition of businesses                                      (6,407,900)     (1,588,412)
                                                                ------------    ------------
         Net cash used in investing activities                   (11,133,437)     (2,940,198)
                                                                ------------    ------------
Cash flow from financing activities:
   Net shareholders' investment                                    9,919,003       2,359,295
   Net borrowings under capital leases                               445,315         302,710
                                                                ------------    ------------
         Net cash provided by financing activities                10,364,318       2,662,005
                                                                ------------    ------------
         (Decrease) increase in cash and cash equivalents            (19,714)        116,344

         Cash and cash equivalents at beginning of the period        175,155          58,811
                                                                ------------    ------------
         Cash and cash equivalents at the end of the period     $    155,441    $    175,155
                                                                ============    ============

Supplemental disclosure:

During 1998 and 1997, the Companies recorded capital lease obligations of $703,744 and $336,054, respectively.

   The accompanying notes are an integral part of these financial statements.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

1. Basis of Presentation and Nature of Business

      The accompanying combined financial statements include the balance sheets, results of operations, shareholders' investment, and cash flows of Endoscopy Specialists, Incorporated ("ESI") and SSI Surgical Services, Incorporated ("SSI"), subsidiaries of Teleflex Incorporated ("Teleflex").

      Throughout the years covered by the Combined Financial Statements, the operations were conducted and accounted for as divisions of Teleflex. Accordingly, stand-alone financial statements were not prepared for the combined operations.

      ESI provides specified endoscopic instruments and specialty products as well as highly trained service technicians required to perform designated endoscopic surgical procedures to hospitals and other medical facilities.

      SSI was formed in 1997 as a joint venture between Teleflex and Medical Sterilization, Inc. ("MSI"). SSI provides general and specialty instruments sets, basins and surgical gowns and towels to hospitals and other medical facilities. SSI also provides outsourcing and consulting services, including facility assessment, on-site department management and staffing, asset inventory management systems and surgical instrument management.

      On August 1, 1998, SSI acquired Sterilization Management Group ("SMG"). SMG provides off-site sterile reprocessing of surgical instruments, gowns and towels for hospitals and other medical facilities. SMG operates five surgical instrument and linen reprocessing facilities located in major metropolitan areas (Baltimore, Chicago, Detroit, Houston, and Tampa) in the United States.

      ESI, SSI and SMG are referred herein as the Companies.

      The Combined Statement of Operations includes all revenues and costs directly attributable to these operations. The results of operations of the Companies also include cost allocations for corporate administrative functions and services such as treasury, legal, finance, accounting and general administrative. These charges amounted to $250,000 and $150,000 for the years ended December 31, 1998 and December 31, 1997, respectively.

2. Significant Accounting Policies

      Combination. The combined financial statements include the accounts of ESI and SSI. See Note 1. Significant inter-company balances and transactions are eliminated in combination.

      Fiscal Year. The Companies' fiscal year ends the last Sunday in December. There were 52 weeks in both fiscal 1998 and 1997.

      Cash and cash equivalents. All highly liquid investments with maturities of three months or less when purchased are classified as cash equivalents.

      Property and equipment. Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets, ranging from 3 to 15 years. Maintenance and repairs are expensed as incurred.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

      Intangibles. Intangible assets consist principally of excess purchase price over the fair value of the assets of businesses acquired. Intangibles assets are amortized on a straight-line basis over their estimated useful lives, not exceeding 15 years.

      Revenue recognition. Revenue is recognized as the services are performed and billed.

      Income taxes. During 1998 and 1997, the taxable income of ESI was included in the consolidated tax returns of Teleflex under a formal tax sharing arrangement. For purposes of these financial statements, income taxes have been recorded at an effective rate of 38%. Income taxes are deemed settled on a current basis with Teleflex through Shareholders' Net Investment. Taxable income of SSI was included in a separate tax return given less than majority ownership by Teleflex, and provided for at an effective rate of 38%.

      Asset valuation. The Companies' management periodically reviews the recoverability of property and equipment and intangibles based principally on an analysis of cash flows.

      Use of Estimates. Generally accepted accounting principles require management to make estimates and assumptions that affect assets and liabilities, contingent assets and liabilities, and revenues and expenses. Actual results could differ from those estimates.

      Concentration of credit risk. Accounts receivable arise from long-term and short-term contracts with healthcare providers in the Companies' area of operations. ESI provided services to approximately 100 hospitals and medical facilities during 1998. SSI provided on-site services to hospitals and medical facilities and off-site sterilization services to more than 100 customers during 1998.

      To reduce credit risk, the Companies perform credit evaluations of its customers but does not generally require collateral. Credit risk is affected by conditions within the economy and the healthcare industry. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

      At December 31, 1998, three customers represented approximately 35% of the accounts receivable balance.

3. Acquisitions

      During the year ended December 31, 1997 ESI completed several acquisitions, all of which were accounted for using the purchase method. The total purchase consideration for these acquisitions was $1,588,412 cash. The excess purchase price over the fair value of net tangible assets acquired amounting to $1,331,537 was recorded as goodwill.

      On August 1, 1998 SSI completed the acquisition of SMG for $6,407,900 cash. Liabilities of approximately $392,000 were assumed in connection with the acquisition. The acquisition of SMG was accounted for as a purchase which resulted in no goodwill.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

      The following represents the unaudited pro forma combined results of operations as if the above noted acquisitions had occurred at the beginning of the years presented:

      Unaudited                                            1998          1997

      Revenues                                         $21,407,436   $17,102,302
      Net income                                           318,703       235,395

4. Prepaid Expenses and Other Assets

Prepaid expenses and other assets at December 31, 1998 and December 31, 1997 are summarized as follows:

                                                           1998          1997

      Consumables and supplies                         $   287,000   $    75,000
      Prepaid insurance                                    105,594            --
      Other                                                 25,438         1,812
                                                       -----------   -----------
                                                       $   418,032   $    76,812
                                                       ===========   ===========

5. Property and Equipment

A summary of fixed assets and related depreciation and amortization for the years ended December 31, 1998 and 1997 are as follows:

                                                           1998          1997

      Leasehold improvements                           $ 1,169,296   $        --
      Machinery and equipment                            2,561,316   $        --
      Instruments and gowns                              7,995,750     1,829,652
      Furniture and fixtures                               932,859       549,442
                                                       -----------   -----------
                                                        12,659,221     2,379,094

      Less accumulated depreciation and amortization     2,019,333       704,617
                                                       -----------   -----------
      Property and equipment, net                      $10,639,888   $ 1,674,477
                                                       ===========   ===========

Depreciation expense for the years ended December 31, 1998 and 1997 was $1,227,055 and $419,577, respectively. Assets recorded as capital leases, net of accumulated amortization, amounting to $748,025 and $302,710 at December 31, 1998 and December 31, 1997 are included above.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

6. Intangibles

                                                         1998           1997

      Goodwill                                       $ 1,894,871    $ 1,894,871
      Accumulated amortization                          (239,824)      (113,506)
                                                     -----------    -----------
                                                     $ 1,655,047    $ 1,781,365
                                                     ===========    ===========

7. Accrued Expenses

      Accrued expenses at December 31, 1998 and December 31, 1997 are summarized as follows:

                                                         1998           1997

      Accrued salaries and compensation benefits     $   570,712    $   283,197
      Other taxes                                         97,545         40,187
      Other                                              129,984             --
                                                     -----------    -----------
                                                     $   798,241    $   323,384
                                                     ===========    ===========

8. Lease Obligations

      Future minimum payments as of December 31, 1998 under capital leases for property and equipment, principally instruments are as follows:

      1999                                                          $   399,288
      2000                                                              360,874
      2001                                                              101,581
                                                                    -----------
      Total minimum lease payments                                  $   861,743

      Less amount representing interest                                 113,718
                                                                    -----------
      Present value of minimum lease payment                        $   748,025

      Less current portion                                              346,600
                                                                    -----------
                                                                    $   401,425
                                                                    ===========

      The Companies also have entered into certain non-cancelable operating leases for their offices and other facilities with terms ranging from 1 to 10 years with certain renewal options. In addition to monthly rental payments, the Companies also pay for insurance, repairs and maintenance on the leased premises.

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997

      Future minimum rentals under non-cancelable operating leases as of December 31, 1998 are as follows:

              1999                                      $1,317,795
              2000                                       1,292,803
              2001                                       1,309,139
              2002                                         837,907
              2003                                         174,162

      Total rental expense for the years ended December 31, 1998 and 1997 was $458,829 and $33,000, respectively.

9. Related Party Transactions

      The Companies participate in Teleflex's centralized cash management system to finance operations. Cash deposits from customers are transferred to Teleflex on a daily basis and Teleflex funds disbursement bank accounts as required. Unpaid balances of checks are included in accounts payable.

      In addition to cash management services, Teleflex provided the Companies with general and administrative services including executive management, finance, legal, systems and tax services. These expenses were allocated to the Companies based on methods which management believes to be reasonable. These allocated costs amounted to $250,000 in 1998 and $150,000 in 1997.

      The expenses allocated to the Companies for these services are not necessarily indicative of the expenses that would have been incurred if the Companies had been separate, independent entities and had managed these functions.

      The Companies purchase from surgical instrument manufacturers, instruments used in providing certain of the Companies' services. Pilling Weck, a national surgical instrument manufacturer and a subsidiary of Teleflex supplies certain instruments to the Companies on commercial terms. Instrument purchases from Pilling Weck for the year ended December 31, 1998 were approximately $446,391 and no purchases were made in 1997.

10. Income Taxes

      The provision for income taxes consists of the following:

                                                          1998        1997

      Federal                                           $406,978     $51,595
      State (net of Federal tax benefit)                  34,883       4,422
                                                        --------     -------
                                                        $441,861     $56,017
                                                        ========     =======

Endoscopy Specialists Incorporated and
SSI Surgical Services Incorporated
Notes to Combined Financial Statements
December 31, 1998 and 1997
--------------------------------------------------------------------------------

      The following is a reconciliation of the effective income tax rate with the U.S. Federal statutory income tax rate:

                                                      1998             1997

      Federal statutory income tax rate                35%              35%
      State tax (net of Federal tax benefit)            3%               3%
                                                      ----             ----
                                                       38%              38%
                                                      ====             ====

      Deferred income taxes amounting to $157,868 and $151,753 at December 31, 1998 and December 31, 1997 comprise tax loss carryforwards from SSI.

      The Companies believe it is more likely than not to realize the net deferred tax asset and accordingly, no valuation allowance has been provided. This conclusion is based on the Companies' expected future profitability, and the period of time that is available to realize the future tax benefits.

Sterilization
Management Group

Financial Statements
Seven Months Ended July 31, 1998
and Eleven Months Ended
December 31, 1997

Sterilization Management Group
Index to the Financial Statements
Seven Months Ended July 31, 1998 and
Eleven Months Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                         Page(s)
Financial Statements:

  Report of Independent Accountants                                         1

  Balance Sheet at July 31, 1998 and December 31, 1997                      2

  Statement of Operations for the Seven Month Period Ended
      July 31, 1998 and the Eleven Month Period Ended December 31, 1997     3

  Statement of Partners' Capital                                            4

  Statement of Cash Flows                                                   5

  Notes to the Financial Statements                                        6-8

                   [Letterhead of PricewaterhouseCoopers LLP]

                        Report of Independent Accountants

To the Board of Directors
of Teleflex Incorporated

In our opinion, the accompanying balance sheets and the related statements of operations, of cash flows and of changes in partners' capital present fairly, in all material respects, the financial position of Sterilization Management Group, at July 31, 1998 and December 31, 1997, and the results of its operations and its cash flows for the seven month period ended July 31, 1998 and the eleven month period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 16, 1999

Sterilization Management Group
Balance Sheet
July 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                1998          1997
                    Assets

Current assets:
      Cash and cash equivalents                             $   168,545   $   110,914
      Accounts receivable, net of allowance for
        doubtful accounts of $105,493 in 1998 and 1997        1,074,910     1,587,979
      Prepaid expenses and other assets                         257,937       256,195
                                                            -----------   -----------

           Total current assets                               1,501,392     1,955,088

      Property and equipment, net                               558,181       283,515
                                                            -----------   -----------
                                                            $ 2,059,573   $ 2,238,603
                                                            ===========   ===========

          Liabilities and Partners' Capital

Current liabilities:
      Accounts payable                                      $   175,493   $   258,990
      Accrued expenses                                          227,251       344,166
      Current portion of notes payable                          197,176       188,460
      Other current liabilities                                   3,132        10,402
                                                            -----------   -----------

           Total current liabilities                            603,052       802,018

Deferred credit                                                 198,000       212,000
Notes payable, net of current portion                           710,724       811,540
                                                            -----------   -----------
      Total liabilities                                       1,511,776     1,825,558
                                                            -----------   -----------
      Total Partners' capital                                   547,797       413,045
                                                            -----------   -----------
                                                            $ 2,059,573    $2,238,603
                                                            ===========   ===========

   The accompanying notes are an integral part of these financial statements.

Sterilization Management Group
Statement of Operations
Seven Months Ended July 31, 1998 and
Eleven Months Ended December 31, 1997
--------------------------------------------------------------------------------

                                                        1998             1997

Net revenues                                        $ 5,438,967      $10,596,845
                                                    -----------      -----------
Costs and expenses:
Cost of sales                                         3,863,147        6,655,713
Selling, general and administrative                   1,441,197        3,221,209
                                                    -----------      -----------
Total costs and expenses                              5,304,344        9,876,922
                                                    -----------      -----------
Income before interest                                  134,623          719,923

Interest expense                                         35,102           69,103
                                                    -----------      -----------
Net income                                          $    99,521      $   650,820
                                                    ===========      ===========

   The accompanying notes are an integral part of these financial statements.

Sterilization Management Group
Statement of Partners' Capital
Seven Months Ended July 31, 1998 and
Eleven Months Ended December 31, 1997
--------------------------------------------------------------------------------

Balance at January 31, 1997                                           $      --
Net transactions with Partners                                         (237,775)
Net income                                                              650,820
                                                                      ---------

Balance at December 31, 1997                                            413,045

Net transactions with Partners                                           35,231
Net income                                                               99,521
                                                                      ---------
Balance at July 31, 1998                                              $ 547,797
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

Sterilization Management Group
Statement of Cash Flows
Seven Months Ended July 31, 1998 and
Eleven Months Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                   1998           1997
Cash flows from operating activities:
   Net income                                                  $    99,521    $   650,820
   Adjustment to reconcile net income to net cash
     provided by (used in) operating activities:
      Depreciation and amortization                                 53,403         30,458
      Changes in operating assets and liabilities:
         Accounts receivable                                       513,070     (1,587,979)
         Prepaid expenses and other assets                          (1,742)       (44,195)
         Accounts payable and accrued expenses                    (221,683)       613,558
                                                               -----------    -----------
         Net cash provided by (used in) operating activities       442,569       (337,338)
                                                               -----------    -----------

Cash flows from investing activities:
   Purchase of equipment                                          (328,069)      (313,973)
                                                               -----------    -----------
         Net cash used in investing activities                    (328,069)      (313,973)
                                                               -----------    -----------
Cash flows from financing activities:
   Proceeds from note payable                                           --      2,200,000
   Net Partners' capital                                            35,231       (237,775)
   Payments of principal on amounts borrowed                       (92,100)    (1,200,000)
                                                               -----------    -----------
      Net cash (used in) provided by financing activities          (56,869)       762,225
                                                               -----------    -----------
      Increase in cash and cash equivalents                         57,631        110,914

      Cash and cash equivalents at beginning of the period         110,914             --
                                                               -----------    -----------
      Cash and cash equivalents at end of the period           $   168,545    $   110,914
                                                               ===========    ===========

   The accompanying notes are an integral part of these financial statements.

Sterilization Management Group
Notes to Financial Statements
July 31, 1998
--------------------------------------------------------------------------------

1. Basis of Presentation and Nature of Business

      The accompanying financial statements include the balance sheet, results of operations, partners' capital and cashflows of Sterilization Management Group, L.L.C. ("SMG" or the "Company").

      The "Company" was incorporated as a limited liability company in Michigan on January 1, 1997 for the purposes of providing off-site sterile reprocessing of surgical instruments, gowns and towels for healthcare providers, such as hospitals, hospital networks and ambulatory surgery centers. The Company operates five surgical instrument and linen reprocessing facilities located in major metropolitan areas (Baltimore, Chicago, Detroit, Houston, and Tampa) in the United States.

      On January 31, 1997 the assets of this business were purchased by the founding partner from a third party for consideration of one dollar. The acquisition of the business was accounted for as a purchase. The excess of fair value of the net tangible assets acquired over the purchase price amounting to approximately $6,212,000 has been used first to reduce the value of non-current assets acquired, with $212,000 recorded as a deferred credit and is being amortized on a straight-line basis over a period of 15 years.

2. Significant Accounting Policies

      Cash and cash equivalents. All highly liquid investments with maturities of three months or less when purchased are classified as cash equivalents.

      Property and equipment. Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets ranging from 3 to 15 years. Maintenance and repairs are expensed as incurred.

      Revenue recognition. Revenue is recognized as the services are preformed and billed.

      Income taxes. No provision or benefit for income taxes is included in these financial statements because the Company as an S-Corporation, is not subject to income tax. The tax effect of its activities accrues directly to its partners.

      Use of estimates. Generally accepted accounting principles require management to make estimates and assumptions that affect assets and liabilities, contingent assets and contingent liabilities, and revenues and expenses. Actual results could differ from those estimates.

      Concentration of credit risk. Accounts receivable arise from long-term and short-term contracts with healthcare providers in the Company's area of operations. SMG provided services to more than 100 hospitals and medical facilities during both periods presented herein.

      To reduce credit risk, the Company performs credit evaluations of its customers but does not generally require collateral. Credit risk is affected by conditions within the economy and the healthcare industry. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.


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

Sterilization Management Group
Notes to Financial Statements
July 31, 1998
--------------------------------------------------------------------------------

3. Prepaid Expenses and Other Assets

      Prepaid expenses and other assets at July 31, 1998 and December 31, 1997 are summarized as follows:

                                                       1998          1997

      Consumables and supplies                       $207,000      $212,000
      Prepaid rent                                     32,383        14,605
      Prepaid insurance                                    --        11,603
      Deposits                                         18,554        17,987
                                                     --------      --------
                                                     $257,937      $256,195
                                                     ========      ========

5. Property and Equipment

      A summary of fixed assets and related depreciation for the periods ended July 31, 1998 and December 31, 1997 are as follows:

                                                       1998          1997

      Machinery and equipment                        $642,042      $313,973
      Less accumulated depreciation                   (83,861)      (30,458)
                                                     --------      --------
      Property and equipment, net                    $558,181      $283,515
                                                     ========      ========

      Depreciation expense for the periods ended July 31, 1998 and December 31, 1997 was $53,403 and $30,458, respectively.

6. Accrued Expenses

      Accrued expenses are summarized as follows:

                                                       1998          1997

      Property taxes                                 $ 85,000      $135,000
      Accrued salaries and compensation benefits      100,027       126,987
      Interest payable                                 42,224        56,015
      Other                                                --        26,164
                                                     --------      --------
                                                     $227,251      $344,166
                                                     ========      ========


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

Sterilization Management Group
Notes to Financial Statements
July 31, 1998
--------------------------------------------------------------------------------

7. Notes Payable

      Borrowings are comprised of notes payable to a third party, due February 1, 2002 with interest payable monthly at the rate of 9.25% per annum.

      Principal payments are due on long-term debt in future periods as follows:

            1998                                          $ 96,360
            1999                                           206,295
            2000                                           225,820
            2001                                           247,191
            2002                                           132,234

8. Lease Obligations

      The Company has entered into certain non-cancelable operating leases for its offices and facilities with terms ranging from 1 to 10 years with certain renewal options. In addition to monthly rental payments, the Company must also pay for insurance, repairs and maintenance on the leased premises.

      Future minimum rentals under these noncancelable operating leases for the next five years are as follows:

            1998                                          $383,378
            1999                                           777,795
            2000                                           752,803
            2001                                           769,139
            2002                                           765,907

      Rental expense for the periods ended July 31, 1998 and December 31, 1997 was $534,892 and $870,503, respectively.

9. Subsequent Events

      SMG was acquired by SSI Surgical Services Incorporated ("SSI"), a subsidiary of Teleflex Incorporated on August 1, 1998.


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